UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 12, 2006
MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1959-152nd. Street - Suite 304 - White Rock, BC V4A-9P3
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  604-535-3900

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 12, 2006, Moventis Capital, Inc. issued a news release stating that since April 1, 2006, PTL Electronics Ltd., has received over CDN $17.0 million in purchase orders which are expected to be completed by March 31, 2007.

For its most recently completed fiscal year end ended March 31, 2006, PTL Electronics reported revenues of CDN $10.2 million.

A copy of the news release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
(d)

Exhibits

Exhibits
EX-99.1	News release of Moventis Capital Inc. dated December 12, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.
Date: December 12, 2006	By:	/s/ Blake Ponuick
Blake Ponuick Chief Executive Officer